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                                                                   Exhibit 10.70

                           AMENDMENT NO.2 TO AMENDED
                       AND RESTATED EMPLOYMENT AGREEMENT



     This Amendment No. 2 to Amended and Restated Employment Agreement is executed as of March 11, 1999, by R. Scott Eynon (the "Executive") and D. I.Y. Home Warehouse, Inc., an Ohio corporation (the "Company").

                                    RECITALS
                                    --------

     A. Executive and the Company are parties to a certain Amended and Restated Employment Agreement, dated as of January 1, 1995, as amended by Amendment No. 1 to Amended and Restated Employment Agreement dated as of May 28, 1998 (collectively, the "Agreement").

     B. The parties desire to amend the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1. Section 1 of the Agreement is hereby amended to read, in its entirety, as follows:

        1. EMPLOYMENT. For a period of seven (7) years from and after January 1, 1995 (the "Effective Date") , unless sooner terminated as provided below or extended upon mutual agreement of the parties, the Company will employ Executive as the Vice President - Operations of the Company, to perform such services for and on behalf of the Company as the Company's Board of Directors may from time to time direct consistent with Executive's title and position, and Executive hereby accepts such employment, upon the terms and conditions set forth in this Agreement. Executive's principal place of business will be located within a fifty
        (50) mile radius of downtown Cleveland, Ohio.

     2. As amended hereby, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

     3. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date set forth above.


                                                  EXECUTIVE

                                                  /s/ R. Scott Eynon
                                                  -------------------------
                                                  R. Scott Eynon



                                                  COMPANY

                                                  D.I.Y. Home Warehouse, Inc.,
                                                  an Ohio corporation



                                                  By: /s/ Fred A. Erb
                                                     -----------------------
                                                          Fred A. Erb
                                                  Its: Chairman